EXHIBIT 99.1

U.S. CONCRETE, INC.

Letter of Transmittal
For
Tender of All Outstanding
8 3/8% Senior Subordinated Notes due 2014
Issued on July 5, 2006
in Exchange for
8 3/8% Senior Subordinated Notes due 2014

The Exchange Offer will expire at 5:00 p.m., New York City time, on          , 2007 (the “Expiration Date”), unless sooner terminated or extended. Outstanding Old Notes tendered in the Exchange Offer may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date for the Exchange Offer.

PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS

If you desire to accept the Exchange Offer, you should complete, sign and submit this Letter of Transmittal to the Exchange Agent:

The Exchange Agent for the Exchange Offer is:
Wells Fargo Bank, National Association

For Delivery By Registered or Certified Mail

Wells Fargo Bank, N.A.
Corporate Trust Operations
MAC N9303-121
P.O. Box 1517
Minneapolis, MN 55480-1517

For Overnight Delivery, Regular Mail or by Hand Delivery:

Wells Fargo Bank, N.A.
Corporate Trust Operations
Sixth and Marquette
MAC N9303-121
Minneapolis, MN 55479

By Facsimile Transmission (eligible institutions only):	To Confirm by Telephone or for Information:
(612) 667-4927	(800) 344-5128

Delivery of this instrument to an address other than as shown above or transmission via a facsimile number other than the one listed above will not constitute a valid delivery. You should read carefully the instructions accompanying this Letter of Transmittal before completing this Letter of Transmittal.

The undersigned hereby acknowledges receipt and review of the prospectus dated          , 2006 (the “Prospectus”) of U.S. Concrete, Inc. (the “Issuer”) and this Letter of Transmittal. These two documents, together constitute the offer by the Issuer and various subsidiaries of the Issuer which are providing guarantees of the notes referred to below, as set forth in the Prospectus (the “Guarantors”), to exchange the Issuer’s 8 3/8% Senior Subordinated Notes due 2014 guaranteed, jointly and severally, on a senior subordinated unsecured basis, by the Guarantors (the “New Notes”), the issuance of which has been registered under the Securities Act of 1933, as amended (the “Securities Act”), for a like principal amount of the Issuer’s issued and outstanding 8 3/8% Senior Subordinated Notes due 2014 issued on July 5, 2006, guaranteed, jointly and severally, on a senior subordinated unsecured basis, by the Guarantors (the “Outstanding Old Notes”). The offer to exchange New Notes for Outstanding Old Notes and the related documentation are referred to as the “Exchange Offer.” Capitalized terms used but not defined herein have the respective meanings given to them in the Prospectus.

The Issuer reserves the right, at any time or from time to time, to extend the period of time during which the Exchange Offer for the Outstanding Old Notes is open, at its discretion, in which event the term “Expiration Date” shall mean the latest date to which such Exchange Offer is extended. The Issuer shall notify Wells Fargo Bank, National Association (the “Exchange Agent”) of any extension by oral or written notice and shall make a public announcement thereof no later than 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

The New Notes will bear interest at 8 3/8% per annum. Interest payment dates will be April 1 and October 1 of each year commencing April 1, 2007. Registered holders of New Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the most recent date to which interest has been paid on the Outstanding Old Notes or, if no interest has been paid, from April 1, 2007. Outstanding Old Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Holders whose Outstanding Old Notes are accepted for exchange will not receive any payment in respect of accrued interest on such Outstanding Old Notes otherwise payable on any interest payment date the record date for which occurs on or after consummation of the Exchange Offer. Interest will be paid to the person in whose name the applicable New Note is registered at the close of business on March 15, in the case of the April 1 interest payment date, and September 15, in the case of the October 1 interest payment date. Interest will be computed on the basis of 360-day year of twelve 30-day months. No additional interest will be payable on the New Notes.

This Letter of Transmittal is to be used by a holder of Outstanding Old Notes if:

•	certificates of Outstanding Old Notes are to be forwarded with this Letter of Transmittal; or

•	delivery of Outstanding Old Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the “DTC”) pursuant to the procedures set forth in the Prospectus under the caption “The Exchange Offer — Procedures for Tendering — Book-Entry Transfer.”

Tenders by book-entry transfer may also be made by delivering an “agent’s message” pursuant to DTC’s Automated Tender Offer Program in lieu of this Letter of Transmittal. Holders of Outstanding Old Notes

•	whose Outstanding Old Notes are not immediately available,

•	who are unable to deliver their Outstanding Old Notes, this Letter of Transmittal and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date for the Exchange Offer or

•	who are unable to complete the procedure for book-entry transfer on a timely basis must tender their Outstanding Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption “The Exchange Offer — Guaranteed Delivery Procedures.” See Instruction 2 of this Letter of Transmittal. Delivery of documents to the book-entry transfer facility does not constitute delivery to the Exchange Agent.

The term “holder” with respect to the Exchange Offer for Outstanding Old Notes means any person in whose name such Outstanding Old Notes are registered on the books of U.S. Concrete, Inc., any person who holds such Outstanding Old Notes and has obtained a properly completed bond power from the registered holder or any participant in the DTC system whose name appears on a security position listing as the holder of such Outstanding Old Notes and who desires to deliver the Outstanding Old Notes by book-entry transfer at DTC. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Outstanding Old Notes must complete this Letter of Transmittal in its entirety (unless such Outstanding Old Notes are to be tendered by book-entry transfer and an agent’s message is delivered in lieu hereof).

Please read the entire Letter of Transmittal and the Prospectus carefully before checking any box below. You must follow the instructions included with this Letter of Transmittal. Please direct any questions and requests for assistance or for additional copies of the Prospectus and this Letter of Transmittal to the Exchange Agent.

List below the Outstanding Old Notes tendered under this Letter of Transmittal. If the space below is inadequate, list the title, registered numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

DESCRIPTION OF OUTSTANDING OLD NOTES TENDERED
Name(s) and Address(es) of Registered Holder(s)
Exactly as Name(s) Appear(s) on Outstanding Old Notes
(Please Fill In, If Blank)	Outstanding Note(s) Tendered
Aggregate
Principal
		Amount	Principal
	Registered	Represented	Amount
Title of Series	Number(s)*	by Note(s)	Tendered**
U.S. Concrete, Inc. 8 3/8% Senior Subordinated Notes due 2014

Total
* Need not be completed by book-entry holders.
** Unless otherwise indicated, any tendering holder of Outstanding Old Notes will be deemed to have tendered the entire aggregate principal amount represented by such Outstanding Old Notes. All tenders must be in integral multiples of $1,000.

☐ CHECK HERE IF TENDERED OUTSTANDING OLD NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE AND COMPLETE THE FOLLOWING IF TENDERED OUTSTANDING OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DTC (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Tendering Institution:

Book-entry Facility Account Number(s):

Transaction Code Number(s):

☐	CHECK HERE AND COMPLETE THE FOLLOWING IF TENDERED OUTSTANDING OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY EITHER ENCLOSED HEREWITH OR PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT (COPY ATTACHED) (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name(s) of Registered Holder(s) of Outstanding Old Notes:

Date of Execution of Notice of Guaranteed Delivery:

Window Ticket Number (if available):

Name of Eligible Institution that Guaranteed Delivery:

DTC Account Number(s) (if delivered by book-entry transfer):

Transaction Code Number (if delivered by book-entry transfer):

Name of Tendering Institution (if delivered by book-entry transfer):

☐	CHECK HERE IF TENDERED OUTSTANDING OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OUTSTANDING OLD NOTES ARE TO BE RETURNED, BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE (FOR USE BY ELIGIBLE INSTITUTIONS ONLY).

☐	CHECK HERE AND COMPLETE THE FOLLOWING IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

Name:

Address:

SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer and the Guarantors for exchange the principal amount of Outstanding Old Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Outstanding Old Notes tendered in accordance with this Letter of Transmittal, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Issuer and the Guarantors all right, title and interest in and to the Outstanding Old Notes tendered for exchange hereby, including all rights to accrued and unpaid interest thereon as of the Expiration Date. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact for the undersigned (with full knowledge that said Exchange Agent also acts as the agent for the Issuer and the Guarantors in connection with the Exchange Offer) with respect to the tendered Outstanding Old Notes with full power of substitution to:

•	deliver such Outstanding Old Notes, or transfer ownership of such Outstanding Old Notes on the account books maintained by the DTC, to the Issuer and the Guarantors and deliver all accompanying evidences of transfer and authenticity; and

•	present such Outstanding Old Notes for transfer on the books of the Issuer and receive all benefits and otherwise exercise all rights of beneficial ownership of such Outstanding Old Notes, all in accordance with the terms of the Exchange Offer.

The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Outstanding Old Notes tendered hereby and to acquire the New Notes issuable upon the exchange of such tendered Outstanding Old Notes, and that the Issuer and the Guarantors will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are accepted for exchange by the Issuer and the Guarantors as contemplated herein.

The undersigned acknowledges that the Exchange Offer is being made in reliance upon interpretations set forth in no-action letters issued to third parties by the staff of the Securities and Exchange Commission (the “SEC”), including Exxon Capital Holdings Corporation (available April 13, 1988), Morgan Stanley & Co. Incorporated (available June 5, 1991), Shearman & Sterling (available July 2, 1993) and similar no-action letters (the “Prior No-Action Letters”), that the New Notes issued in exchange for Outstanding Old Notes pursuant to the Exchange Offer may be offered for resale or resold and otherwise transferred by holders thereof (other than any such holder that is an “affiliate” of the Issuer or any Guarantor within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders’ business and that such holders are not engaging in, do not intend to participate in and have no arrangement or understanding with any person to participate in a distribution of such New Notes. The SEC has not, however, considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances.

The undersigned hereby further represents to the Issuer and the Guarantors that:

•	the undersigned is not an “affiliate,” as defined in Rule 405 of the Securities Act, of the Issuer or any Guarantor or, if the undersigned is such an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable;

•	if the undersigned is a broker-dealer, it is not tendering Outstanding Old Notes acquired directly from the Issuer or any Guarantor, or from an affiliate of the Issuer or any Guarantor, for its own account;

•	if the undersigned is not a broker-dealer, it is not engaged in, and does not intend to participate in, a distribution (within the meaning of the Securities Act) of New Notes;

•	the undersigned does not have an arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act) of the Outstanding Old Notes or the New Notes;

•	any New Notes received by the undersigned are being acquired in the ordinary course of business of the undersigned;

•	if the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Outstanding Old Notes, those Outstanding Old Notes were acquired as a result of market-making activities or other trading activities, and it will deliver a Prospectus, as required by law, in connection with the resale of those New Notes; provided that, by so representing and by delivering a Prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act; and

•	the undersigned is not acting on behalf of any person who could not truthfully and completely make the foregoing representations.

If the undersigned tenders in the Exchange Offer for the purpose of participating in a distribution of the New Notes:

•	it cannot rely on the applicable interpretations of the SEC;

•	it must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction in which case the registration statement must contain the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K; and

•	failure to comply with such requirement in such instance could result in the undersigned incurring liability for which the undersigned is not indemnified by the Issuer or any Guarantor.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuer to be necessary or desirable to complete the exchange, assignment and transfer of the Outstanding Old Notes tendered hereby, including the transfer of such Outstanding Old Notes on the account books maintained by the DTC.

For purposes of the Exchange Offer, the Issuer and the Guarantors shall be deemed to have accepted for exchange validly tendered Outstanding Old Notes when, as and if the Issuer gives oral or written notice thereof to the Exchange Agent. Any tendered Outstanding Old Notes that are not accepted for exchange pursuant to the Exchange Offer for any reason will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under Special Delivery Instructions as promptly as practicable after the Expiration Date for such Exchange Offer.

All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon its successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives. This tender may be withdrawn only in accordance with the procedures set forth in the section of the Prospectus entitled “The Exchange Offer — Withdrawal of Tenders.”

The undersigned acknowledges that the acceptance by the Issuer and the Guarantors of properly tendered Outstanding Old Notes pursuant to the procedures described under the caption “The Exchange Offer — Procedures for Tendering” in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned, the Issuer and the Guarantors upon the terms and subject to the conditions of the Exchange Offer. The undersigned further agrees that acceptance of any tendered Outstanding Old Notes by the Issuer and the issuance of New Notes in exchange therefor shall constitute performance in full by the Issuer and the Guarantors of their obligations under the registration rights agreement dated as of July 5, 2006 by and among the Issuer, the Guarantors and the representatives of the Initial Purchasers and that the Issuer and the Guarantors shall have no further obligations or liabilities to the undersigned thereunder for the registration of the Outstanding Old Notes or the New Notes.

The Exchange Offer is subject to certain conditions set forth in the Prospectus under the caption “The Exchange Offer — Conditions to the Exchange Offer.” The undersigned recognizes that, as a result of these conditions (which may be waived, in whole or in part, by the Issuer), the Issuer and the Guarantors may not be required to exchange any of the Outstanding Old Notes tendered hereby. In such event, the Outstanding Old Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

Unless otherwise indicated under “Special Issuance Instructions,” please issue the New Notes issued in exchange for the Outstanding Old Notes accepted for exchange and return any Outstanding Old Notes not tendered or not exchanged, in the name(s) of the undersigned (or, in the case of a book-entry delivery of Outstanding Old Notes, please credit the account indicated above maintained at the DTC). Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail or deliver the New Notes issued in exchange for the Outstanding Old Notes accepted for exchange and any Outstanding Old Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s). In the event that both “Special Issuance Instructions” and “Special Delivery Instructions” are completed, please issue the New Notes issued in exchange for the Outstanding Old Notes accepted for exchange in the name(s) of, and return any Outstanding Old Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned recognizes that neither the Issuer nor any Guarantor has any obligation pursuant to the “Special Issuance Instructions” and “Special Delivery Instructions” to transfer any Outstanding Old Notes from the name of the registered holder(s) thereof if the Issuer and the Guarantors do not accept for exchange any of the Outstanding Old Notes so tendered for exchange.

SPECIAL ISSUANCE INSTRUCTIONS
(SEE INSTRUCTIONS 5 AND 6)

To be completed ONLY (i) if Outstanding Old Notes in a principal amount not tendered, or New Notes issued in exchange for Outstanding Old Notes accepted for exchange, are to be issued in the name of someone other than the undersigned, or (ii) if Outstanding Old Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at the DTC other than the DTC Account Number set forth above. Issue New Notes and/or Outstanding Old Notes to:

Name:

Address:

(Include Zip Code)

(Tax Identification or Social Security Number)

(Please Type of Print)

SPECIAL DELIVERY INSTRUCTIONS
(SEE INSTRUCTIONS 5 AND 6)

To be completed ONLY if Outstanding Old Notes in a principal amount not tendered, or New Notes issued in exchange for Outstanding Old Notes accepted for exchange, are to be mailed or delivered to someone other than the undersigned, or to the undersigned at an address other than that shown below the undersigned’s signature. Mail or deliver New Notes and/or Outstanding Old Notes to:

Name:

Address:

(Include Zip Code)

(Tax Identification or Social Security Number)

(Please Type of Print)

☐	Credit unexchanged Outstanding Old Notes delivered by book-entry transfer to the DTC account number set forth below:

DTC Account Number: _ _

IMPORTANT
PLEASE SIGN HERE WHETHER OR NOT
OUTSTANDING OLD NOTES ARE BEING PHYSICALLY TENDERED HEREBY
(complete accompanying substitute form W-9 below)

X

X
Signature(s) of Registered Holder(s) of Outstanding Old Notes

Dated _ _, 2007

(The above lines must be signed by the registered holder(s) of Outstanding Old Notes as your name(s) appear(s) on the Outstanding Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Outstanding Old Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Issuer, submit evidence satisfactory to the Issuer of such person’s authority so to act. See Instruction 5 regarding the completion of this Letter of Transmittal, printed below.)

Name(s):
(Please Type or Print)

Capacity (Full Title):

Address:

(Include Zip Code)

Area Code and Telephone Number:

Taxpayer Identification or Social Security Number:

MEDALLION SIGNATURE GUARANTEE
(if required by Instruction 5)

Certain signatures must be guaranteed by an Eligible Institution. Please read Instruction 5 of this Letter of Transmittal to determine whether a signature guarantee is required for the tender of your Outstanding Old Notes.

Signature(s) Guaranteed by an Eligible Institution:
(Authorized Signature)

(Title)

(Name of Firm)

(Address, Including Zip Code)

(Area Code and Telephone Number)

Dated: _ _, 2007

INSTRUCTIONS TO LETTER OF TRANSMITTAL
FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. Delivery of this Letter of Transmittal and Outstanding Old Notes or Agent’s Message and Book-Entry Confirmation.  All physically delivered Outstanding Old Notes or any confirmation of a book-entry transfer to the Exchange Agent’s account at the DTC of Outstanding Old Notes tendered by book-entry transfer (a “Book-Entry Confirmation”), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof (or an agent’s message in lieu hereof), and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein on or prior to 5:00 p.m., New York City time, on the Expiration Date for the Exchange Offer, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Outstanding Old Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. The method of delivery of the tendered Outstanding Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the holder and, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases, you should allow sufficient time to ensure delivery to the Exchange Agent before the Expiration Date. NEITHER THIS LETTER OF TRANSMITTAL NOR OUTSTANDING OLD NOTES SHOULD BE SENT TO THE ISSUER OR ANY GUARANTOR.

All questions as to the validity, form, eligibility (including time of receipt) or acceptance of tendered Outstanding Old Notes and withdrawal of tendered Outstanding Old Notes will be determined by the Issuer in its sole discretion, which determinations will be final and binding. The Issuer reserves the absolute right to reject any and all Outstanding Old Notes not properly tendered or any Outstanding Old Notes the Issuer’s acceptance of which would, in the opinion of counsel for the Issuer, be unlawful. The Issuer also reserves the right to waive any defects, irregularities or conditions of tender as to particular Outstanding Old Notes. The Issuer’s interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Old Notes must be cured within such time as the Issuer shall determine. The Issuer shall not be under any duty to give notification of defects or irregularities with respect to tenders of Outstanding Old Notes, or be liable for failure to give such notification, nor will the Exchange Agent or any other person. Tenders of Outstanding Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Outstanding Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders of Outstanding Old Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date. See “The Exchange Offer” section of the Prospectus.

2. Guaranteed Delivery Procedures.  Holders who wish to tender their Outstanding Old Notes and

•	whose Outstanding Old Notes are not immediately available,

•	who cannot deliver their Outstanding Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, or

•	who are unable to comply with the applicable procedures under the DTC’s Automated Tender Offer Program on a timely basis must tender their Outstanding Old Notes according to the guaranteed delivery procedures set forth in the Prospectus.

Under the guaranteed delivery procedures:

•	a tender must be made by or through a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents’ Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchanges’ Medallion Program approved by the Securities Transfer Association Inc. (an “Eligible Institution”);

•	prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) or a properly transmitted agent’s message and Notice of Guaranteed Delivery setting forth the name and address of the holder of the Outstanding Old Notes, the registration number(s) of such Outstanding Old Notes and the total principal amount of Outstanding Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after such Expiration Date, this Letter of Transmittal (or facsimile hereof or an agent’s message in lieu hereof) together with the Outstanding Old Notes in proper form for transfer (or a Book-Entry Confirmation) and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent; and

•	this Letter of Transmittal (or a facsimile hereof or an agent’s message in lieu hereof) together with the certificates for all physically tendered Outstanding Old Notes in proper form for transfer (or Book-Entry Confirmation, as the case may be) and all other documents required hereby are received by the Exchange Agent within three New York Stock Exchange trading days after such Expiration Date.

Any holder of Outstanding Old Notes who wishes to tender Outstanding Old Notes under the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date. On request of the Exchange Agent, a Notice of Guaranteed Delivery will be sent to holders who wish to tender their Outstanding Old Notes according to the guaranteed delivery procedures set forth above. See “The Exchange Offer — Guaranteed Delivery Procedures” section of the prospectus.

3. Tender by Holder.  Only a registered holder of Outstanding Old Notes may tender such Outstanding Old Notes in the Exchange Offer. Any beneficial holder of Outstanding Old Notes who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this Letter of Transmittal on the beneficial holders behalf or must, prior to completing and executing this Letter of Transmittal and delivering his Outstanding Old Notes, either make appropriate arrangements to register ownership of the Outstanding Old Notes in the beneficial holder’s name or obtain a properly completed bond power from the registered holder.

4. Partial Tenders (Not Applicable to Holders Who Tender by Book-Entry Transfer).  Tenders of Outstanding Old Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Outstanding Old Notes is tendered, the tendering holder should fill in the principal amount tendered in the last column of the box entitled “Description of Outstanding Old Notes Tendered” above. The entire principal amount of Outstanding Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Outstanding Old Notes is not tendered, then Outstanding Old Notes for the principal amount of Outstanding Old Notes not tendered and New Notes issued in exchange for any Outstanding Old Notes accepted will be sent to the holder as promptly as practicable after the Outstanding Old Notes are accepted for exchange.

5. Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Medallion Guarantee of Signatures.  If this Letter of Transmittal (or facsimile hereof) is signed by the record holder(s) of the Outstanding Old Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Outstanding Old Notes without alteration, enlargement or any change whatsoever. If this Letter of Transmittal (or facsimile hereof) is signed by a participant in the DTC, the signature must correspond with the name as it appears on the security position listing as the holder of the Outstanding Old Notes tendered hereby.

If any tendered Outstanding Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder(s) of Outstanding Old Notes listed and tendered hereby and the New Notes issued in exchange therefor are to be issued (or any untendered principal amount of Outstanding Old Notes is to be reissued) to the registered holder(s), then said holder(s) need not and should not endorse any tendered Outstanding Old Notes, nor provide a separate bond power. In any other case, such holder(s) must either properly endorse the Outstanding Old Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

If this Letter of Transmittal (or facsimile hereof) or any Outstanding Old Notes or bond powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and, unless waived by the Issuer, submit with this Letter of Transmittal evidence satisfactory to the Issuer of their authority to act.

No signature guarantee is required if (i) this Letter of Transmittal (or facsimile hereof) is signed by the registered holder(s) of the Outstanding Old Notes tendered herein (or by a participant in the DTC whose name appears on a security position listing as the owner of the tendered Outstanding Old Notes) and the New Notes are to be issued directly to such registered holder(s) (or, if signed by a participant in the DTC, deposited to such participant’s account at the DTC) and neither the box entitled “Special Delivery Instructions” nor the box entitled “Special Issuance Instructions” has been completed, or (ii) such Outstanding Old Notes are tendered for the account of an Eligible Institution. In all other cases, all signatures on this Letter of Transmittal (or facsimile hereof) must be guaranteed by an Eligible Institution.

6. Special Issuance and Special Delivery Instructions.  Tendering holders should indicate, in the applicable box or boxes, the name and address to which New Notes or substitute Outstanding Old Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification number (“TIN”) or social security number of the person named must also be indicated. Holders tendering Outstanding Old Notes by book-entry transfer may request that Outstanding Old Notes not exchanged be credited to such account maintained at the DTC as such noteholder may designate hereon. If no such instructions are given, such Outstanding Old Notes not exchanged will be returned to the name and address (or account number) of the person signing this Letter of Transmittal.

7. Transfer Taxes.  The Issuer and the Guarantors generally will pay all transfer taxes, if any, applicable to the exchange of Outstanding Old Notes pursuant to the Exchange Offer. If, however, New Notes or Outstanding Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Outstanding Old Notes tendered hereby, or if tendered Outstanding Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Outstanding Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder and the Exchange Agent will retain possession of an amount of New Notes with a face amount at least equal to the amount of such transfer taxes due by such tendering holder pending receipt by the Exchange Agent of the amount necessary to pay such taxes.

8. Tax Identification Number.  Federal income tax law requires that a holder of any Outstanding Old Notes or New Notes must provide the Issuer (as payor) with its correct TIN, which, in the case of a holder who is an individual, is his or her social security number. If the Issuer is not provided with the correct TIN, the holder or payee may be subject to penalties imposed by Internal Revenue Service and backup withholding on interest payments on the New Notes.

To prevent backup withholding, each tendering holder and each prospective holder must provide such holder’s correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the New Notes will be registered in more than one name or will not be in the name of the actual owner, consult the instructions on Internal Revenue Service Form W-9, which may be obtained from the Exchange Agent, for information on which TIN to report.

Certain holders will not be subject to these backup withholding or information reporting requirements if they submit a Form W-8, signed under penalties of perjury, attesting to their foreign status. A Form W-8 can be obtained from the Exchange Agent.

If such holder does not have a TIN, such holder should consult the instructions on Form W-9 concerning applying for a TIN, check the box in Part 3 of the Substitute Form W-9, write “applied for” in lieu of its TIN and sign and date the form and the Certificate of Awaiting Taxpayer Identification Number. Checking this box, writing “applied for” on the form and signing such certificate means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Issuer within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Issuer.

The Issuer reserves the right in its sole discretion to take whatever steps are necessary to comply with the Issuer’s obligations regarding backup withholding.

9. Validity of Tenders.  All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Outstanding Old Notes will be determined by the Issuer in its sole discretion, which determinations will be final and binding. The Issuer reserves the absolute right to reject any and all Outstanding Old Notes not properly tendered or any Outstanding Old Notes the Issuer’s acceptance of which might, in the opinion of the Issuer or its counsel, be unlawful. The Issuer also reserves the absolute right to waive any conditions of the Exchange Offer or defects or irregularities of tenders as to particular Outstanding Old Notes. The Issuer’s interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Old Notes must be cured within such time as the Issuer shall determine. The Issuer shall not be under any duty to give notification of defects or irregularities with respect to tenders of Outstanding Old Notes or be liable for failure to give such notification, nor will any Guarantor, the Exchange Agent or any other person. Any Outstanding Old Notes received by The Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned to the tendering holder as soon as practicable following the Expiration Date.

10. Waiver of Conditions.  The Issuer reserves the absolute right to waive, in whole or part, any of the conditions to the Exchange Offer set forth in the Prospectus.

11. No Conditional Tender.  No alternative, conditional, irregular or contingent tender of Outstanding Old Notes will be accepted.

12. Mutilated, Lost, Stolen or Destroyed Outstanding Old Notes.  Any holder whose Outstanding Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, stolen or destroyed Outstanding Old Notes have been followed.

13. Requests for Assistance or Additional Copies.  Requests for assistance or for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover page of this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

14. Withdrawal.  Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption “The Exchange Offer — Withdrawal of Tenders.”

IMPORTANT: This Letter of Transmittal or a manually signed facsimile hereof or an agent’s message in lieu thereof (together with the Outstanding Old Notes delivered by book-entry transfer or in original hard copy form) must be received by the Exchange Agent, or the Notice of Guaranteed Delivery must be received by the Exchange Agent, prior to the Expiration Date.

SUBSTITUTE FORM W-9	Part I — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	TIN: _ _ Social Security Number or _ _ Employer ID Number
Department of the Treasury Internal Revenue Service	Part 2 — Certifications — Under penalties of perjury, I certify that:	Part 3 — Awaiting TIN ☐
Payor’s Request for Taxpayer Identification Number (“TIN”)	(1) The number shown on this form is my correct Taxpayer Identification Number (or I have checked the box in Part 3 and executed the Certificate of awaiting taxpayer identification number below);	Please complete the certificate of Awaiting Taxpayer Identification Number below.

(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3) I am a U.S. person (including a U.S. resident alien).
Certification Instructions — You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

Name_ _

Address_ _

City, State and Zip Code
The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid back up withholding.
	Signature_ _	Date_ _, 2007

FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU WITH RESPECT TO THE NEW NOTES.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the payor within 60 days, a portion of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature	_ _ Date _ _